ABRDN FUNDS

(the “Trust”)

abrdn Focused U.S. Small Cap Active ETF

abrdn Emerging Markets Dividend Active ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 4, 2025 to the Funds’ Statement of Additional Information (the “SAI”) dated

February 28, 2025, as supplemented to date

Ms. Katie Gebauer was appointed as Chief Compliance Officer of the Trust on June 11, 2025. Effective immediately, the following replaces the “OFFICERS OF THE TRUST” table in the section entitled “BOARD OF TRUSTEES AND OFFICERS OF THE TRUST” starting on page 56 of the Funds’ SAI:

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alan Goodson ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer (Since 2022)	Currently, Executive Director and Head of Product & Client Solutions - Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Katie Gebauer ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President and Chief Compliance Officer (Since 2025)	Currently, Head of U.S. Registered Fund Compliance. Ms. Gebauer joined abrdn Inc. in 2014.
Michael Marsico ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer and Principal Accounting Officer (Since 2023)	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Megan Kennedy ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.

Lucia Sitar ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since 2008)	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Joseph Andolina ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since 2017)	Currently, Chief Risk Officer - Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.
Ben Moser ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since 2018)	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Sharon Ferrari ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since 2022)	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined the company in 2008.
Heather Hasson ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since 2022)	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Andrew Kim ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since 2022)	Currently, Senior Product Governance Manager – Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Robert Hepp ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.

Matt Kence** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President (Since 2022)	Currently, Investment Director for abrdn Inc.
George Westervelt** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2022)	Currently, Head of Global High Yield and Head of U.S. High Yield Research for abrdn Inc.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President (Since 2022)	Currently, Head of the Developed Markets Equities team at Aberdeen.
Svitlana Gubriy** abrdn Inc. 1 George Street Edinburgh EH2 2LL Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of Indirect Real Assets at Aberdeen. Ms. Gubriy joined the company in 2005.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President (Since 2022)	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President (Since 2022)	Currently, Global Head of Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.
Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1972	Vice President (Since 2022)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Chris Colarik**	Vice President (Since 2022)	Currently, Head of U.S. Smaller Companies at abrdn Inc. He joined

abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972		the firm in March 2023. Previously, he was a portfolio manager at Glenmede Investment Management.
Nick Robinson** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1978	Vice President (Since 2022)	Currently, Deputy Head of Global Emerging Market Equities on the Global Emerging Markets Equity team at Aberdeen. Mr. Robinson joined the company in 2000.
Awais Khan abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2024)	Currently, Head of ETF Portfolio Management and Capital Markets for abrdn. Previously, he was a portfolio manager at The Vanguard Group.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2024)	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc. in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
* Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
** Each officer of the Trust holds officer position(s) in one or more of the following: abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Global Income Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Effective immediately, in the section entitled “Purchase and Redemption of Creation Unit Aggregations”, the sixth paragraph under the subheading “Procedures for Purchase of Creation Unit Aggregations” on page 75 is replaced in its entirety by the following:

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and Fund Deposits in the appropriate amount are deposited by 5:30 p.m. Eastern time (for Deposit Cash) or 6:00 p.m. Eastern time (for Deposit Securities) (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or Fund Deposits in the appropriate amount are not received by 5:30 p.m. Eastern time (for Deposit Cash) or 6:00 p.m. Eastern time (for Deposit Securities) (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Effective immediately, in the section entitled “Purchase and Redemption of Creation Unit Aggregations”, the first paragraph under the subheading “Procedures for Redemption of Creation Units” on page 77 is replaced in its entirety by the following:

Procedures for Redemption of Creation Units. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Valuation of Shares”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the Closing Time on the Order Placement Date, and the requisite number of Shares are delivered to the Custodian prior to 6:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares are not delivered by 6:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, a Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily). If the requisite number of Shares are not delivered by 6:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, and the required collateral is not posted, then the redemption order will not be deemed received as of the Order Placement Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust. In addition, if the requisite number of Shares is not delivered on the Settlement Date, a Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements. The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares, Deposit Securities or Cash Component and the value of the collateral.

Effective immediately, in the section entitled “Purchase and Redemption of Creation Unit Aggregations”, the table entitled “Creation and Redemption Transaction Fees:” on page 79 is replaced in its entirety by the following:

Creation and Redemption Transaction Fees:

Fund	Transaction Fee*	Maximum Transaction Fee**
abrdn Emerging Markets Dividend Active ETF	$500	5%
abrdn Focused U.S. Small Cap Active ETF	$150	N/A

* An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Advisor’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

Please retain this Supplement for future reference.